UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 26, 2019

FREIGHTCAR AMERICA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 1300, Chicago, Illinois 60606
(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 — Registrants Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On February 26, 2019, FreightCar America, Inc. (the “Company”) and its wholly owned subsidiary, FreightCar Alabama, LLC (“FreightCar Alabama”), entered into the Second Amendment to Industrial Facility Lease (the “Lease Amendment”) with the Teachers’ Retirement Systems of Alabama and the Employees’ Retirement System of Alabama, as landlord (collectively, the “Landlord”), in connection with the Industrial Facility Lease, dated as of September 29, 2011, which was assigned to FreightCar Alabama on February 28, 2018 (as previously amended and assigned, the “Original Lease”) and guaranteed by the Company, relating to the Company’s facility in Cherokee, Alabama (the “Facility”).

The Lease Amendment amends the Original Lease to extend the initial term thereof from December 31, 2021 to December 31, 2026, with two five-year extension terms thereafter through December 31, 2031 and December 31, 2036, at the option of FreightCar Alabama.  In addition, FreightCar Alabama will vacate up to 40% of the Facility on or before December 31, 2021 (subject to adjustment under certain circumstances), and the base rent payable to the Landlord during the initial term shall be reduced on proportional basis, with subsequent increases of such base rent during the extension terms to be based on certain time period comparisons of the Consumer Price Index published by the U.S. Department of Labor.  The Company consented to the Lease Amendment and acknowledged its continuing obligation as a guarantor thereunder.

The foregoing description of the Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the Lease Amendment to be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2019.

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition.

On February 26, 2019, the Company issued a press release announcing its financial results for the fourth quarter of 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Exhibit 99.1 is being furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release of FreightCar America, Inc., dated February 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: February 26, 2019	By:	/s/ Matthew S. Kohnke
Matthew S. Kohnke
Vice President Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of FreightCar America, Inc., dated February 26, 2019.